 Highly Focused, Low Risk, Above Average Growth Bank Holding Company  Investor PresentationJuly, 2016NYSE: CUBI  Member FDIC

 *  Forward-Looking Statements  This presentation, as well as other written or oral communications made from time to time by us, contains forward-looking information within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to future events or future predictions, including events or predictions relating to future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “plan,” “intend,” or “anticipate” or the negative thereof or comparable terminology. These forward-looking statements are only predictions and estimates regarding future events and circumstances and involve known and unknown risks, uncertainties and other factors, including the risks described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent Quarterly Reports on Form 10-Q, as such factors may be updated from time to time in our filings with the SEC, that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. The information is based upon various assumptions that may not prove to be correct.In addition to the risks described under “Risk Factors” in the reports we file with the SEC under the Securities Exchange Act of 1934, as amended, important factors to consider and evaluate with respect to such forward-looking statements include:changes in the external competitive market factors that might impact our results of operations;changes in laws and regulations, including without limitation changes in capital requirements under Basel III;changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events;our ability to identify potential candidates for, and consummate, acquisition or investment transactions;the timing of acquisition or investment transactions;constraints on our ability to consummate an attractive acquisition or investment transaction because of significant competition for these opportunities;local, regional and national economic conditions and events and the impact they may have on us and our customers;costs and effects of regulatory and legal developments, including the results of regulatory examinations and the outcome of regulatory or other governmental inquiries and proceedings, such as fines or restrictions on our business activities;ability to attract deposits and other sources of liquidity;changes in the financial performance and/or condition of our borrowers;changes in the level of non-performing and classified assets and charge-offs;changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; unforeseen challenges that may arise in connection with the consummation of our recently completed transaction with Higher One; inflation, interest rate, securities market and monetary fluctuations;

 *  Forward-Looking Statements  timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;changes in consumer spending, borrowing and saving habits;technological changes;our ability to increase market share and control expenses;continued volatility in the credit and equity markets and its effect on the general economy;effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters;the businesses of Customers Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected, including with respect to our recent acquisition of certain assets from Higher One;material differences in the actual financial results of merger and acquisition activities compared with expectations, such as with respect to the full realization of anticipated cost savings and revenue enhancements within the expected time frame, including with respect to our acquisition of the Disbursements Business from Higher One.our ability to successfully implement our growth strategy, control expenses and maintain liquidity; andCustomers Bank’s ability to pay dividends to Customers Bancorp. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, or, in the case of other documents referred to herein, the dates of those documents. We do not undertake any obligation to release publicly or otherwise provide any revisions to these forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events, except as may be required under applicable law.

 A $9.7 billion asset business bank serving privately held businesses  A digital consumer bank, set up as a division of Customers Bank, serving millennials, middle income families and underbanked throughout the United States  Member FDIC

Investment Proposition

Customers Bancorp, Inc.

Strong Organic Growth, Well Capitalized, Branch Lite Bank in Attractive Markets

- $9.7 billion asset bank with only 21 sales offices
- Well capitalized at 10.4% total risk based capital (estimated), 7.2% tier 1 leverage, and 5.7% tangible common equity to average tangible assets
- Target market from Boston to Philadelphia along Interstate 95

Strong Profitability, Growth & Efficient Operations

- Q2 2016 diluted earnings per share up 53.8% over Q2 2015 with a ROA of .84% and a ROCE of 13.03%
- Pre-tax, pre-provision ROA and ROE for Q2 2016 was 1.44% and 23.38% respectively
- Q2 2016 net income of $17.4 million up 57.2% over Q2 2015
- DDA and total deposits compounded annual growth of 71% and 60% respectively since 2009
- Q2 2016 net interest margin was 2.83%
- Operating efficiencies offset tighter margins and generate sustainable profitability
- Q2 2016 efficiency ratio was 53.47% including BankMobile expenses and ~49% excluding those expenses

Strong Credit Quality & Low Interest Rate Risk

- 0.17% non-performing loans at June 30, 2016
- Total reserves to non-performing loans of 268.98%
- Minimal risk of margin compression from modestly higher short term rates and flatter curve

Attractive Valuation

- July 15, 2016 share price of $26.76 only 10.9x 2016 core estimated earnings
- CAGR of 18% in shareholder value since Dec 31, 2009
- Price/tangible book only 1.3x for estimated 2016 tangible book value
- Peers, by size, trading at ~14x estimated 2016 earnings and between 1.7x to 2.0x tangible book
- June 30, 2016 tangible book value of $19.35, up 68% since Dec 2011 with a CAGR of 12%

5

Banking Industry Trends……
How Do We Deal with These Issues

Customers Bancorp, Inc.

External Forces

- Role of traditional bank branches changing very rapidly
- Mobile banking fastest growing channel
- Banks of all sizes revisiting their business strategies, revenue generation models and cost structures
- Technology and customer needs, desires and style changing rapidly
- Students, underbanked and middle class paying lion's share of fees to banks

Business Issues

- Slow economic growth. Some credit quality concerns emerging
- Fewer good quality consumer and business loan opportunities for non niche players
- Pressure continues on margin. Days of 3.5%-4.0% margin are gone. Banks need to reduce efficiency ratios
- Difficult to attract good talent
- Must be excellent at risk management and compliance
- Shareholders want 10%+ ROE, consistent quality growth and strong risk management infrastructure

Issues facing Us

What is our unique strategy for revenue and profitable growth?

How do we attract and retain best talent?

How do we take advantage of technology?

How do we deal with growing compliance burden?

How do we manage our risks better than peers?

How do we lower our efficiency ratios?

Impediments to Growth

- Traditional CRE lending very difficult to do and under regulatory scrutiny
- Very little consumer loan growth; headwinds for consumer credit quality
- Growth exists only at niche players
- Mortgage banking revenues are extremely volatile
- Pressure to reduce or eliminate Overdraft and other nuisance fees by CFPB
- Regulators principally focus on strength of risk management and compliance and less on profitable growth

Shareholder Expectations

- Start bank and sell at 2 to 3x book no longer an option – what do shareholders of small privately held banks do?
- Equity markets not available to small banks
- Banks need to earn 10% or more ROE if they want to remain independent
- Consistent ROE of 12% or greater and ROA of 1% or greater being rewarded well by market

6

What is Our Business Model

Customers Bancorp, Inc.

Credit Improving – Though Banks Face a Number of Operational Headwinds

- **Credit Quality Improved over past 5 years; some pressure emerging**
- **Quality Asset Generation Remains A Challenge**
  - Banks are starved for interest-earning assets and exploring new asset classes, competing on price and structure and looking into specialty finance business / lending
- **NIM Compression** (1)
  - Low rate environment for the foreseeable future will continue to compress NIM
  - Many institutions wither betting on rates or otherwise taking excessive interest rate risk
  - Industry NIM continues to decline
  - Down over 100 bps since 1995
  - Low interest rate environment, competitive pressures likely to prevent return to historical levels
- **Operational leverage**
  - Expense management is top of mind as banks try to improve efficiency in light of revenue pressure and increased regulatory / compliance costs
  - Regulatory pressure expected to stay robust
- **New Strategies**
  - Yesterday's strategies may not be appropriate tomorrow

Critical to Have a Winning Business Model

Traditional Banks

- Heavy branch based delivery system
- Strong credit quality
- Core deposits
- Dependent on OD fees
- Expense management

BB&T, PNC, M&T Bank, Santander

Fee Income Leaders

- Diversified revenue sources
- Cross sell strength
- Capital efficiency
- Higher profitability / consistent earnings

us bancorp, State Street, Wells Fargo

Relationship & Innovative Banks

- Innovator / disruptor / not branch dependent
- Differentiated / Unique model
- Technology savvy
- Product dominance

Signature Bank, Capital One, First Republic Bank, Texas Capital Bank, Customers Bank

Source: SNL Financial.
[1]Includes data for top 50 U.S. banks by assets.

7

 *  Our Competitive Advantage: A Highly Experienced Management Team

 *  Customers Bank  Executing On Our Unique High Performing Banking Model

 *  Disciplined Model for Increasing Shareholder Value  Strong organic revenue growth + scalable infrastructure = sustainable double digit EPS = growth and increased shareholder valueA very robust risk management driven business strategyBuild tangible book value per share each quarter via earningsAny book value dilution from any acquisitions must be overcome within 1-2 years; otherwise stick with organic growth strategySuperior execution through proven management team  Disciplined Model for Superior Shareholder Value Creation

Execution Timeline

Customers Bancorp, Inc.

Phase I Acquired Bank Platform	Phase II Built Strong Foundation	Phase III Leveraging Infrastructure	Phase IV Innovation & Execution
▪ We invested in and took control of a $270 million asset Customers Bank (FKA New Century Bank) ▪ Identified existing credit problems, adequately reserved and recapitalized the bank ▪ Actively worked out very extensive loan problems ▪ Recruited experienced management team	▪ Enhanced credit and risk management ▪ Developed infrastructure for organic growth ▪ Built out warehouse lending platform and doubled deposit and loan portfolio ▪ Completed 3 small acquisitions: – ISN Bank (FDIC-assisted) ~ $70 mm – USA Bank (FDIC-assisted) ~ $170 mm – Berkshire Bancorp (Whole bank) ~ $85 mm	▪ Recruited proven lending teams ▪ Built out Commercial and Multi-family lending platforms ▪ De Novo expansion;4-6 sales offices or teams added each year ▪ Continue to show strong loan and deposit growth ▪ Built a "branch lite" high growth Community Bank and model for future growth ▪ Goals to ~12%+ ROE; ~1% ROA adopted	▪ Single Point of Contact Banking model executed – commercial focus ▪ Continued recruitment of experienced teams ▪ Introduce BANKMOBILE – banking of the future for consumers ▪ Continue to show strong loan and deposit growth ▪ ~12%+ ROE; ~1% ROA expected within 2 years ▪ ~$8.4+ billion asset bank by end of 2015 ▪ ~$9+ billion asset bank by mid 2016
2009 **Assets: $350M** **Equity: $22M**	**2010-2011** **Assets: $2.1B** **Equity: $148M**	**2012-2013** **Assets: $4.2B** **Equity: $387M**	**Q2 2016** **Assets: $9.7B** **Equity: $681M** **ROCE: 13.03%**

11

Customers Bancorp, Inc.

Banking Strategy – Customers Bank


Single Point of Contact
Client
High Touch / High Tech
Client Makes One Call
Private / Relationship Bankers
Concierge Bankers
All Business Products
All Non-Credit Products
All Consumer Products

- Very Experienced Teams
- Exceptional Service
- Risk Based Incentive Compensation

Business Banking Focus - ~95% of revenues come from business segments

- Loan and deposit business through these well diversified segments:
  - Banking Privately Held Businesses – 42% of portfolio (including deferred costs and fees)
    - Manufacturing, service, technology, wholesale, equipment financing
    - Private mid size mortgage companies
  - Banking High Net Worth Families – 39% of portfolio (including deferred costs and fees)
    - New York and regional multi family lending
  - Selected Commercial Real Estate – 15% of portfolio

12

 *  Results in: Organic Growth of Deposits with Controlled Costs  Source: Company data.  Total Deposit Growth ($mm)  Average DDA Growth ($mm)  Cost of Deposits  Total Deposits per Branch ($mm)  Customers’ strategies of single point of contact and recruiting known teams in target markets produce rapid deposit growth with low total cost

 *  Lending Strategy  High Growth with Strong Credit QualityContinuous recruitment and retention of high quality teamsCentralized credit committee approval for all loansLoans are stress tested for higher rates and a slower economyInsignificant delinquencies on loans originated since new management team took overCreation of solid foundation for future earnings  Source: Company documents. Includes deferred costs and fees.

 *  NPL  Source: SNL Financial, Company documents. Peer data consists of Northeast and Mid-Atlantic banks and thrifts with assets between $3.5 billion and $10.0 billion. Industry data includes all FDIC insured banks. Peer and Industry data as of June 30, 2016   Build an Outstanding Loan Quality Portfolio  Charge Offs  Asset Quality Indicators Continue to be Strong  Note: Customers 2015 charge-offs includes 12 bps for a $9 million fraudulent loan

C&I & Owner Occupied CRE Banking Strategy

Customers Bancorp, Inc.

Commercial Loan and Deposit Growth ($mm)



LOAN CAGR: 34%
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
$928
$187
$1,577
$364
$1,251
$499
$2,119
$1,612
$2,866
$2,729
$3,467
$3,444
2011
2012
2013
2014
2015
Q2 2016
Loans
Deposits

Banking Privately Held Business

Private & Commercial Banking

- Target companies with up to $100 million annual revenues
- Very experienced teams
- Four new teams with 14 professionals added in 2015, including a new business line Equipment Finance Team
- Single point of contact
- NE, NY, PA & NJ markets
- SBA loans originated by small business relationship managers

Banking Mortgage Companies

- Private banking focused on privately held mortgage companies generally with equity of $5 to $10 million
- Very strong credit quality relationship business with good fee income and deposits
- ~75 strong mortgage companies as clients
- All outstanding loans are variable rate and classified as held for sale
- Non-interest bearing DDA's are about 10% of outstanding loans
- Balances rebounding from 2013 low and expected to stay at this level

Source: Company documents.

16

Multi-Family Banking Strategy

Customers Bancorp, Inc.

Multi-Family Loan and Deposit Growth ($mm)



3,500
3,000
2,500
2,000
1,500
1,000
500
-
$71
$362
$1,090
$2,308
$137
$2,944
$358
$3,331
$266
2011
2012
2013
2014
2015
Q2 2016
Loans
Deposits

Banking High Net Worth Families

- Focus on families that have income producing real estate in their portfolios
- Private banking approach
- Focus Markets: New York & Philadelphia MSAs
- Average Loan Size: $5.0 – $7.0 million
- Remote banking for deposits and other relationship based loans
- Portfolio grown organically from a start up with very experienced teams hired in the past 3 years
- Strong credit quality niche
- Interest rate risk managed actively

Source: Company documents.

17

 *  Staff Expense Ratio  Build Efficient Operations  Source: SNL Financial, Company documents. Peer data consists of Northeast and Mid-Atlantic banks and thrifts with assets between $3.5 billion and $10.0 billion. Industry data includes all FDIC insured banks. Peer and Industry data as of June 30, 2016.   Occupancy Expense Ratio  Total Costs as a % of Assets  Total Revenue per Employee ($000s)  Assets per Employee ($mm)

 *  Deposit, Lending and Efficiency Strategies Result in Disciplined & Profitable Growth  Core Revenue ($mm)   Core Net Income ($mm) (1)  Net Interest Income ($mm)  Strategy execution has produced superior growth in revenues and earnings  Income / Expense Growth ($mm)   Core income is net income before extraordinary items less/plus securities gains and losses , less a 2015 BOLI death benefit of approximately $2.4 million after tax, and excludes the 2015 $9.0 million ($5.8 million after tax) specific reserve for a fraudulent loan.CAGR calculated from December 2011 to June 2016 (annualized).Added fee income and expense in June related to acquiring the Disbursements Business from Higher One.

 *  Tangible BV per Share  Building Customers to Provide Superior Returns to Investors   Recent Performance Results  Financial Performance Targets  Earnings per Share Guidance / Valuation Multiples

Our Approach to Developing a Winning Business Model

Customers Bancorp, Inc.

- Must focus on both "Relationship" or "High Touch" banking combined with "Highly Efficient" or "High Tech". Strategy should be unique as to not be copied easily
- Attract and retain best high quality talent. Business Bankers / Relationship Bankers with approximately 15 years+ experience who bring a book of business with them
- Compensate leaders based upon risk and profitability with both cash and equity
- Never deviate from following critical success factors
  - Only focus on very strong credit quality niches
  - Have very strong risk management culture
  - Have significantly lower efficiency ratio than peers to deliver sustainable strong profitability and growth with lower margin and lower risk profile
  - Always attract and retain top quality talent
  - Culture of innovation and continuous improvement

21

 *

Customers Bancorp, Inc.

Startling Facts about Banks

- Banks each year charge about $32 billion in overdraft fees – that's allowing or creating over 1 billion overdrafts each year….Why??
- Payday lenders charge consumers another $7 billion in fees
- That's more than 3x what America spends on Breast Cancer and Lung Cancer combined and almost the amount Americans spend on vegetables
- This is about 50% of all America spends on Food Stamps
- Some of banking industries most profitable consumer customers hate banks
- Another estimated 25% consumers are unbanked or under banked

This should not be happening in America

We hope to start, in a small way, a new revolution to profitably address this problem

23

BANKMOBILE
A division of Customers Bank

Creating a Virtual Bank for the Future for Consumers

Customers Bancorp, Inc.

- No fee or very low fee banking, 25 bps higher interest savings, line of credit, 55,000 ATM's, Personal Banker and more, all in the palm of your hand
- Marketing Strategy
  - Target technology dependent younger consumers; including underserved / underbanked and middle income Americans
  - Capitalize on retaining at least 75% of our ~ two million student customers as lifetime customers
  - Reach middle income markets also through Affinity Banking Groups
  - Revenue generation from debit card interchange and margin from low cost core deposits
  - Durbin Amendment a unique opportunity for Bank Mobile
- Expected to achieve profitability within 12 months and above average, franchise value, ROA and ROE within 5 years

24

Executive Summary of Recent BANKMOBILE Acquisition

Customers Bancorp, Inc.

CUBI Acquired Student Checking Customers & Refund Disbursement Business from Higher One

- **Strategically compelling acquisition for CUBI and transformational transaction for BANKMOBILE, making it one of the top digital banks in the US**
  - Business to be combined with BANKMOBILE platform marking inflection point in its development
  - Assume servicing of ~2mm new student checking customers holding over $500mm in non-interest bearing deposits
  - Immediately accelerates BANKMOBILE evolution from investment phase to shareholder return phase
- **Powerful customer acquisition model drives maximum lifetime customer value**
  - Proven and sustainable business model; 14 year operating history and over $70bn in payments processed
  - Generates over 500,000 new student checking accounts annually
  - Positions BANKMOBILE as the primary banking relationship as students evolve to young professionals and target retail consumer base changes from Gen X to millennials
- **CUBI uniquely positioned to capitalize on low risk transaction**
  - Customers Bank has a deep understanding of the business given existing Higher One relationship coupled with extensive due diligence
  - Deal structured to address past regulatory and reputational risk of legacy practices
  - Extensive dialogue with relevant regulators to preview transaction and go-forward operating model
- **Financially attractive transaction to CUBI shareholders while creating one of the most technologically advanced businesses in banking today**
  - Accretive to core EPS in first full year following close
  - Limited TBVPS dilution with rapid breakeven despite 100% cash transaction
  - Practically all payments to Higher One are tax deductible
  - Highly attractive IRR

25

 *  BankMobile Business Model – Old vs. New  Higher One acquisition coupled with existing technology enables BankMobile to convert student customers into lifetime customers

 *  BankMobile’s Customer Lifecycle Ecosystem  BankMobile is well positioned to be its customers' primary banking relationship throughout their lives

Embedded Upside Opportunity

Customers Bancorp, Inc.

Additional option value for CUBI Shareholders created by *pro forma* BANKMOBILE platform

Significant Value for BANKMOBILE with Embedded Upside

- ~2 million active deposit customers on day one
- Over 500,000 new accounts per year
- Potential for long-term growth rate of 15% - 20%
- Existing students with automatic recurring growth
- Unique opportunity to capture lifetime value of customers and cross-sell value added products and services
- Pro forma BANKMOBILE platform has significant additional growth prospects via partnerships (lending products) and select acquisitions

End Game

- Fee Revenue Expansion can drive P/E Expansion
- Valuation on Payments Processors & FinTech sector for a BANKMOBILE business segment
  ...think multiple of revenues....
- CUBI shareholders participate in BANKMOBILE platform contributions:
  - A division of Customers Bank
  - Retain Intellectual Property (IP), rent for fee
- CUBI to explore various strategic options for BANKMOBILE to maximize shareholder value

28

Contacts

Customers Bancorp, Inc.

Company:

Robert Wahlman, CFO
Tel: 610-743-8074
rwahlman@customersbank.com
www.customersbank.com

Jay Sidhu
Chairman & CEO
Tel: 610-301-6476
jsidhu@customersbank.com
www.customersbank.com

29

 *  Appendix

 *  Customers Bank  Risk Management

 *  Elements of an Effective Risk Management Program

 *  ERM Framework at Customers Bancorp, Inc.  Well Defined ERM Plan – ERM Integration into CAMELS +++++

 *  Customers Bancorp, Inc.  Financial Statements

 *  Income Statement  CUSTOMERS BANCORP, INC. AND SUBSIDIARIES  CUSTOMERS BANCORP, INC. AND SUBSIDIARIES  CUSTOMERS BANCORP, INC. AND SUBSIDIARIES  CUSTOMERS BANCORP, INC. AND SUBSIDIARIES  CUSTOMERS BANCORP, INC. AND SUBSIDIARIES  CUSTOMERS BANCORP, INC. AND SUBSIDIARIES  CUSTOMERS BANCORP, INC. AND SUBSIDIARIES  CUSTOMERS BANCORP, INC. AND SUBSIDIARIES  CUSTOMERS BANCORP, INC. AND SUBSIDIARIES  CUSTOMERS BANCORP, INC. AND SUBSIDIARIES  CUSTOMERS BANCORP, INC. AND SUBSIDIARIES  CUSTOMERS BANCORP, INC. AND SUBSIDIARIES  CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED - UNAUDITED  CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED - UNAUDITED  CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED - UNAUDITED  CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED - UNAUDITED  CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED - UNAUDITED  CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED - UNAUDITED  CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED - UNAUDITED  CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED - UNAUDITED  CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED - UNAUDITED  CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED - UNAUDITED  CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED - UNAUDITED  CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED - UNAUDITED  (Dollars in thousands, except per share data)                                      Q2  Q2  Q2     Q1  Q1  Q1     Q2  Q2  Q2     2016  2016  2016     2016  2016  2016     2015  2015  2015  Interest income:                                   Loans receivable, including fees  $  59,013        $  54,472        $  42,801     Loans held for sale  17,429  17,429        14,106  14,106        13,522  13,522     Investment securities  3,638  3,638        3,709  3,709        2,253  2,253     Other  1,241  1,241        1,111  1,111        1,107  1,107     Total interest income  81,321  81,321        73,398  73,398        59,683  59,683                                         Interest expense:                                   Deposits  11,142  11,142        10,212  10,212        8,145  8,145     Other borrowings  1,620  1,620        1,606  1,606        1,496  1,496     FHLB advances  3,716  3,716        2,268  2,268        1,799  1,799     Subordinated debt  1,685  1,685        1,685  1,685        1,685  1,685     Total interest expense  18,163  18,163        15,771  15,771        13,125  13,125     Net interest income  63,158  63,158        57,627  57,627        46,558  46,558     Provision for loan losses  786  786        1,980  1,980        9,335  9,335     Net interest income after provision for loan losses  62,372  62,372        55,647  55,647        37,223  37,223                                         Non-interest income:                                   Mortgage warehouse transactional fees  3,074  3,074        2,548  2,548        2,799  2,799     Interchange and card revenue  1,890  1,890        369  369        132  132     Bank-owned life insurance  1,120  1,120        1,123  1,123        1,169  1,169     Deposit fees  787  787        255  255        247  247     Gain on sale of loans  285  285        644  644        827  827     Mortgage loans and banking income  285  285        165  165        287  287     Gain (loss) on sale of investment securities  —  —        26  26        (69  (69)  Other  816  816        364  364        1,001  1,001     Total non-interest income  8,257  8,257        5,494  5,494        6,393  6,393                                         Non-interest expense:                                   Salaries and employee benefits  18,107  18,107        17,263  17,263        14,448  14,448     FDIC assessments, taxes, and regulatory fees  4,435  4,435        4,030  4,030        995  995     Technology, communication and bank operations  3,854  3,854        2,643  2,643        2,838  2,838     Professional services  3,636  3,636        2,572  2,572        2,792  2,792     Occupancy  2,473  2,473        2,325  2,325        2,199  2,199     Acquisition related expenses  874  874        176  176        —  —     Loan workout expense (income)  487  487        418  418        (13  (13)  Advertising and promotion  334  334        253  253        429  429     Other real estate owned expense (income)  183  183        287  287        (580  (580)  Other  3,800  3,800        3,938  3,938        2,552  2,552     Total non-interest expense  38,183  38,183        33,905  33,905        25,660  25,660     Income before tax expense  32,446  32,446        27,236  27,236        17,956  17,956     Income tax expense  13,016  13,016        9,537  9,537        6,400  6,400     Net income  19,430  19,430        17,699  17,699        11,556  11,556     Preferred stock dividends  2,062  2,062        1,286  1,286        507  507     Net income available to common shareholders  $  17,368        $  16,413        $  11,049                                          Basic earnings per common share  $  0.64        $  0.61        $  0.41      Diluted earnings per common share  $  0.60        $  0.57        $  0.39

Income Statement

Customers Bancorp, Inc.

CUSTOMERS BANCORP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED - UNAUDITED

(Dollars in thousands, except per share data)

	June 30, 2016	June 30, 2015
Interest income:		
Loans receivable, including fees	$ 113,485	$ 85,894
Loans held for sale	31,535	24,422
Investment securities	7,347	4,616
Other	2,352	3,469
Total interest income	154,719	118,401
Interest expense:		
Deposits	21,356	15,671
Other borrowings	3,225	2,984
FHLB advances	5,984	3,488
Subordinated debt	3,370	3,370
Total interest expense	33,935	25,513
Net interest income	120,784	92,888
Provision for loan losses	2,766	12,299
Net interest income after provision for loan losses	118,018	80,589
Non-interest income:		
Mortgage warehouse transactional fees	5,622	5,072
Interchange and card revenue	2,259	262
Bank-owned life insurance	2,243	2,230
Deposit fees	1,042	426
Gain on sale of loans	929	2,058
Mortgage loans and banking income	450	438
Gain (loss) on sale of investment securities	26	(69)
Other	1,180	1,709
Total non-interest income	13,751	12,126
Non-interest expense:		
Salaries and employee benefits	35,370	28,400
FDIC assessments, taxes, and regulatory fees	8,465	4,273
Technology, communication and bank operations	6,496	5,369
Professional services	6,207	4,705
Occupancy	4,798	4,300
Acquisition related expenses	1,050	—
Loan workout	905	256
Advertising and promotion	587	776
Other real estate owned	470	304
Other	7,739	4,742
Total non-interest expense	72,087	53,125
Income before tax expense	59,682	39,590
Income tax expense	22,553	14,082
Net income	37,129	25,508
Preferred stock dividends	3,348	507
Net income available to common shareholders	$ 33,781	$ 25,001
Basic earnings per common share	$ 1.25	$ 0.93
Diluted earnings per common share	$ 1.17	$ 0.88

36

 *  Balance Sheet

 *  Net Interest Margin

 *  Loan Composition

 *  Loan Composition

Asset Quality

Customers Bancorp, Inc.

CUSTOMERS BANCORP, INC. AND SUBSIDIARIES															
ASSET QUALITY - UNAUDITED															
(Dollars in thousands)	As of June 30, 2016					As of December 31, 2015					As of June 30, 2015				
Loan Type	**Total Loans**	**Non Accrual /NPLs**	**Total Credit Reserves**	**NPLs / Total Loans**	**Total Reserves to Total NPLs**	**Total Loans**	**Non Accrual /NPLs**	**Total Credit Reserves**	**NPLs / Total Loans**	**Total Reserves to Total NPLs**	**Total Loans**	**Non Accrual /NPLs**	**Total Credit Reserves**	**NPLs / Total Loans**	**Total Reserves to Total NPLs**
Originated Loans															
Multi-Family	$ 3,303,077	$ —	$ 12,368	—%	—%	$ 2,903,814	$ —	$ 12,016	—%	—%	$ 2,232,273	$ —	$ 8,734	—%	—%
Commercial & Industrial (1)	1,082,109	6,605	10,999	0.61%	166.53%	990,621	2,760	8,864	0.28%	321.16%	792,701	1,173	13,476	0.15%	1,148.85%
Commercial Real Estate- Non-Owner Occupied	1,092,851	—	4,390	—%	—%	906,544	788	3,706	0.09%	470.30%	840,922	271	3,335	0.03%	1,230.63%
Residential	119,489	32	2,240	0.03%	7,000.00%	113,858	32	1,992	0.03%	6,225.00%	105,332	9	1,722	0.01%	19,133.33%
Construction	99,381	—	1,209	—%	—%	87,006	—	1,074	—%	—%	68,073	—	844	—%	—%
Other consumer	545	—	8	—%	—%	712	—	9	—%	—%	890	—	16	—%	—%
Total Originated Loans	**5,697,452**	**6,637**	**31,214**	**0.12%**	**470.30%**	**5,002,555**	**3,580**	**27,661**	**0.07%**	**772.65%**	**4,040,191**	**1,453**	**28,127**	**0.04%**	**1,935.79%**
Loans Acquired															
Bank Acquisitions	192,173	6,172	6,445	3.21%	104.42%	206,971	4,743	7,492	2.29%	157.96%	184,326	6,439	9,049	3.49%	140.53%
Loan Purchases	224,649	1,818	1,684	0.81%	92.63%	243,619	2,448	1,653	1.00%	67.52%	299,378	2,664	1,871	0.89%	70.23%
Total Acquired Loans	**416,822**	**7,990**	**8,129**	**1.92%**	**101.74%**	**450,590**	**7,191**	**9,145**	**1.60%**	**127.17%**	**483,704**	**9,103**	**10,920**	**1.88%**	**119.96%**
Deferred costs and unamortized premiums, net	**302**	—	—	—%	—%	**334**	—	—	—%	—%	**930**	—	—	—%	—%
Total Loans Held for Investment	**6,114,576**	**14,627**	**39,343**	**0.24%**	**268.98%**	**5,453,479**	**10,771**	**36,806**	**0.20%**	**341.71%**	**4,524,825**	**10,556**	**39,047**	**0.23%**	**369.90%**
Total Loans Held for Sale	**2,301,821**	—	—	—%	—%	**1,797,064**	—	—	—%	—%	**2,030,348**	—	—	—%	—%
Total Portfolio	**$ 8,416,397**	**$ 14,627**	**$ 39,343**	**0.17%**	**268.98%**	**$ 7,250,543**	**$ 10,771**	**$ 36,806**	**0.15%**	**341.71%**	**$ 6,555,173**	**$ 10,556**	**$ 39,047**	**0.16%**	**369.90%**

(1) Commercial & industrial loans, including owner occupied commercial real estate.

41

*  Net Charge Offs